Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:-	SUBSEQUENT EVENTS

a.	Further to the disclosed in Note 10c, During January 2023, the Company sold 1,949,029 Ordinary shares under the ATM for a total amount of $2,190, net of issuance costs in the amount of $90.

b.	During the first quarter of 2023, the Company decreased the exercise price of 2,021,599 options granted to all employees and a consultant under the 2012 Share Option Plan. As of the modification date, the options can be exercised for $0.77.

The Company's Board of Directors also approved a similar exercise price decrease of 522,507 options previously granted to the Company's CEO and Board members, subject to shareholders approval.

c.

Further to the disclosed in Note 7, on March 29, 2023, the Company entered into an amendment to the Credit Line (the "Amendment"). Pursuant to this Amendment, 70% of the remaining principal and interest repayments will be delayed and repaid on a monthly equal basis from August 2024 to May 2026. The amended secured credit line now bears an interest at the rate of 10%. In addition, the Company will pay to Kreos a restructuring fee consisting of 1% on the closing date of the Amendment and an incremental 3% at the maturity of the Amendment. In return for this additional deferral of repayment, Kreos has the right to receive a potential Claw-Back payment on account of the then outstanding principal amount (the "Claw-Back"). This Claw-Back mechanism will be triggered by additional incoming funds from future collaboration and partnership agreements or additional funding. If triggered, the minimum Claw-Back to be paid will be $1,500, but will not exceed $3,000.

Further to the above and to Note 10g, the outstanding warrants issued to Kreos were repriced and as a result bear an exercise price of $0.42 per share.

d.	On March 29, 2023, the Company entered into a concurrent private placement of unregistered pre-funded warrants to purchase up to 10,357,139 Ordinary shares, (the “Private Warrants”), at a price of $0.4199 per Private Warrant with certain of the Company’s existing shareholders. The Private Warrants have an exercise price of $0.0001 per Ordinary share. The gross proceeds from the concurrent private placement, before deducting private placement fees and other estimated offering expenses payable by the Company, are approximately $4,350.

e.

On March 31, 2023, the Company closed a public offering which was comprised of 16,859,000 Ordinary shares, with no par value (inclusive of 2,199,000 Ordinary shares pursuant to the full exercise of an overallotment option granted to the underwriters), at a public offering price of $0.42 per share (the “Public Offering”). The gross proceeds to the Company from the Public Offering, before deducting underwriting commissions and other estimated offering expenses payable by the Company, are approximately $7,081.